UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2018 (January 3, 2018)

ARCONIC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2758

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2018, Arconic Inc. (the “Company”) amended the Arconic Employees’ Excess Benefits Plan C, as amended, a non-qualified defined benefit plan, in order to freeze benefit accruals for future service and compensation under the plan for all eligible employees, including Kenneth J. Giacobbe, Executive Vice President and Chief Financial Officer, effective as of April 1, 2018. In connection with this change, Mr. Giacobbe will commence receiving an employer contribution of 3% of eligible compensation under the Arconic Salaried Retirement Savings Plan (including the excess component provided under the Arconic Deferred Compensation Plan), and, for the period from April 1, 2018 through December 31, 2018, an additional transition employer contribution of 3% of eligible compensation.

The foregoing description of the plan amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments filed herewith as Exhibit 10.1.

Item 7.01.	Regulation FD Disclosure.

On January 8, 2018, the Company announced that benefit accruals for future service and compensation under all of the Company’s qualified and non-qualified defined benefit pension plans for U.S. salaried and non-bargained hourly employees (the “Pension Plans”) will cease effective as of April 1, 2018. Service earned after March 31, 2018 will continue to count towards eligibility for early retirement provisions on accrued benefits earned under the Pension Plans as of March 31, 2018.

In connection with this change to the Pension Plans, affected participants will receive an employer contribution of 3% of eligible compensation, and an employer matching contribution of up to 6% of eligible compensation, under the Company defined contribution plans in which they participate, which is consistent with the current employer contributions under such plans for most newly hired salaried participants. Furthermore, an additional transition employer contribution of 3% of eligible compensation will be made to the Company’s defined contribution plans for affected employees for the period from April 1, 2018 through December 31, 2018.

This change to the Pension Plans will apply to approximately 7,900 U.S. salaried and non-bargained hourly employees. Benefits already earned by affected employees through March 31, 2018 will be available to such employees when they reach retirement eligibility.  Retirees already collecting benefits, and former employees with vested benefits, under the Pension Plans will not be impacted by this change to the Pension Plans.

As a result of this change to the Pension Plans, in the first quarter of 2018, the Company expects to record a liability decrease of approximately $140 million related to the reduction of future benefits and a curtailment charge of approximately $5 million pre-tax.  For the full year 2018, the Company expects pension-related expense to be lower by approximately $50 million pre-tax compared to 2017 full year expenses.  The lower pension expense expectation is based on preliminary year-end December 31, 2017 results and is inclusive of the change to the Pension Plans described above as well as expected changes in other pension-related assumptions.

Amounts related to this action are still being finalized. Additional details will be provided in the Company’s Form 10-K for the year ended December 31, 2017.

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Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as "anticipates," "believes," "could," "estimates," "expects," "forecasts," "goal," "guidance," "intends," "may," "outlook," "plans," "projects," "seeks," "sees," "should," "targets," "will," "would," or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements and guidance regarding future financial results or operating performance. These statements reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by the Company; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; (d) changes in discount rates or investment returns on pension assets; (e) the Company’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) any manufacturing difficulties or other issues that impact product performance, quality or safety; (h) political, economic, and regulatory risks in the countries in which the Company operates or sells products; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation, which can expose the Company to substantial costs and liabilities; and (l) the other risk factors summarized in the Company’s Form 10-K for the year ended December 31, 2016, the Company’s Form 10-Q for the quarter ended June 30, 2017 and other reports filed with the U.S. Securities and Exchange Commission (SEC). The Company disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
10.1	Third Amendment to Arconic Employees’ Excess Benefits Plan C (as amended and restated effective August 1, 2016)

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INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Third Amendment to Arconic Employees’ Excess Benefits Plan C (as amended and restated effective August 1, 2016)

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SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arconic Inc.

Date: January 8, 2018	By:	/s/ Katherine H. Ramundo
Katherine H. Ramundo
Executive Vice President, Chief Legal Officer and Secretary

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